Bridge Builder Trust
Appendix A - Rule 10f-3 Transactions

A. Transactions not involving a U.S. Bank affiliate as part of the underwriting syndicate
Date of Purchase Issuer (Company Name) Total Offering Principal Amount of Purchase Date of Public Offer Fund Price Paid Public Offering Price "Commission, spread or profit" Registered Public Offering? Government Securities? Municipal Securities? Foreign Offerings? Rule 144A Offering? Company Operational for 3 Years? Purchase price less than or equal to Offering price? Firm Commitment Underwriting? "Fair Commission, spread or profit?" Fund's Purchase Represents Less Than 25% of Total Offering? Principal underwriter subject to Bridge Builder 10f-3 Procedures? Underwriter from whom purchased Principal Underwriter managing or participating in syndicate Name of Underwriters Purchased From (All members of syndicate)
10/01/14 "Bayer US Finance (BAYNGR 2.375% October 8, 2019 144A)" "$1,990,840,000.00" "$41,867,365.00" 10/01/14 $99.54200 $99.54200 0.350% No No No No Yes Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "Banco Santander, BofA Merrill Lynch, Barclays Capital, BBVA Securities Inc, BNP Paribas, Citigroup Global Markets, Commerz Markets LLC, Credit Agricole Securities USA LLC, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, Goldman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Securities Corp, SMBC Nikko Securities, Societe Generale, UniCredit Capital Markets"
10/01/14 "Bayer US Finance (BAYNGR 3.375% October 8, 2024 144A)" "$1,732,692,500.00" "$18,116,043.00" 10/01/14 $99.011 $99.011 0.450% No No No No Yes Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "Banco Santander, BofA Merrill Lynch, Barclays Capital, BBVA Securities Inc, BNP Paribas, Citigroup Global Markets, Commerz Markets LLC, Credit Agricole Securities USA LLC, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, Goldman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Securities Corp, SMBC Nikko Securities, Societe Generale, UniCredit Capital Markets"
10/06/14 "Petroleos Mexicanos (PEMEX 4.25% January 15, 2025 144A)" "$994,230,000.00" "$8,555,349.00" 10/06/14 $99.423 $99.423 0.180% No No No No Yes Yes Yes Yes Yes Yes No Merrill Lynch Yes "Credit Agricole Securities USA, JPMorgan, Merrill Lynch"
10/07/14 "Toyota Auto Receivables 2014-C Owner Trust A2 (TAOT 2014-C A2 0.51% February 15, 2017)" "$351,978,493.00" "$38,246,663.00" 10/07/14 $99.99389 $99.99389 0.200% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, Citigroup, Societe Generale, Credit Agricole Securities, JPMorgan, MUFG"
10/07/14 "Toyota Auto Receivables 2014-C Owner Trust A3 (TAOT 2014-C A3 0.93% July 16, 2018)" "$394,982,897.00" "$31,648,630.00" 10/07/14 $99.99567 $99.99567 0.250% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, Citigroup, Societe Generale, Credit Agricole Securities, JPMorgan, MUFG"
10/16/14 "Ally Auto Receivables Trust 2014-SN2 A3 (ALLYL 1.03% September 20, 2017)" "$274,947,970.00" "$45,991,297.00" 10/16/14 $99.98108 $99.98108 0.250% Yes No No No No Yes Yes Yes Yes Yes No Deutsche Bank Securities Yes "Citigroup, Deutsche Bank Securities, JPMorgan, BMO Capital Markets, CIBC, Lloyds Securities, PNC Capital Markets LLC, Scotiabank"
10/17/14 "Bank of America (BAC 4.25% October 22, 2026)" "$1,990,340,000.00" "$46,902,362.00" 10/17/14 $99.517 $99.517 0.500% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, ANZ Securities, Banca IMI, BBVA, Capital One Securities, Danske Markets Inc, Deutsche Bank Securities, Goldman sachs & Co, ING, JPMorgan, Lloyds Securities, Mizuho Securities, nabSecurities LLC, Natixis, Rabo Securities, RBC Capital Markets, RBS, Santander, Scotiabank, SMBC Nikko, Standard Chartered Bank, Huntington Investment Company, Wells Fargo Securities, Blaylock Beal Van LLC, Siebert Capital Markets"
10/23/14 "Ingersoll-Rand Luxembourg Finance SA (IR 2.625% May 1, 2020)" "$299,802,000.00" "$1,570,962.00" 10/23/14 $99.934 $99.934 0.600% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs & Co Yes "Goldman Sachs & Co, JPMorgan, BofA Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank Securities, BNP Paribas, Mitsubishi UFJ Securities, Mizuho, RBS"
10/30/14 "BP Capital Markets PLC (BPLN 3.535% November 4, 2024)" "$750,000,000.00" "$4,620,000.00" 10/30/14 $100.000 $100.000 0.300% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Barclays, BNP Paribas, HSBC, JPMorgan, Morgan Stanley"
10/30/14 "Toronto-Dominion Bank (TD 2.25% November 5, 2019)" "$1,247,762,500.00" "$18,212,341.00" 10/30/14 $99.821 $99.821 0.350% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs & Co Yes "TD Securities LLC, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo Securities, Desjardins Securities, Barclays Capital, Lloyds Securities"
11/03/14 "Statoil ASA (STLNO 3.25% November 10, 2024)" "$497,000,000.00" "$6,655,824.00" 11/03/14 $99.40000 $99.40000 0.225% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, JPMorgan"
11/12/14 "Canadian Natural Resources Limited (CNQCN 1.75% January 15, 2018)" "$599,526,000.00" "$22,722,035.00" 11/12/14 $99.92100 $99.92100 0.400% Yes No No No No Yes Yes Yes Yes Yes No Citigroup Global Markets Yes "Citigroup Global Markets, JPMorgan. RBS Securities, Barclays Capital, Mitsubishi UFJ Securities, BNP Paribas Securities Merrill Lynch, BMO Capital Markets Corp, CIBC World Markets Corp, RBC Capital Markets LLC. Scotia Bank (USA) Inc, DNB Markets Inc, Mizuho Securities Inc, SG Americas Securities LLC, SMBC Nikko Securities America Inc"
11/13/14 "Roche Holdings Inc (ROSW 3.35% September 30, 2024 144A)" "$355,260,500.00" "$3,755,611.00" 11/13/214 $101.50300 $101.50300 0.300% No No No No Yes Yes Yes Yes Yes Yes No Barclays Yes "Credit Suisse, Deutsche Bank Securities Inc, JPMorgan, Mitsubishi UFJ Securities"
11/18/14 "Parker Hannifin Corporation (PH 3.30% November 21, 2024)" "$498,900,000.00" "$3,734,765.00" 11/18/14 $99.78000 $99.78000 0.650% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Morgan Stanley, Wells Fargo Securities, Mizuho Securities, KeyBanc Capital Markets, Barclays, Goldman Sachs & Co, JPMorgan, RBS"
11/18/14 "Parker Hannifin Corporation (PH 4.45% November 21, 2044)" "$499,340,000.00" "$17,278,163.00" 11/18/14 $99.86800 $99.86800 0.875% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Morgan Stanley, Wells Fargo Securities, Mizuho Securities, KeyBanc Capital Markets, Barclays, Goldman Sachs & Co, JPMorgan, RBS"
11/18/14 "United Mexican States (MEX 3.60% January 30, 2025)" "$1,986,700,000.00" "$43,408,402.00" 11/18/14 $99.33500 $99.33500 0.180% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs & Co Yes "Goldman Sachs & Co, JPMorgan"
11/18/14 "Citigroup Inc (C 1.85% November 24, 2017)" "$1,599,680,000.00" "$799,840.00" 11/18/14 $99.98000 $99.98000 0.250% Yes No No No No Yes Yes Yes Yes Yes No Citigroup Yes "ABN AMRO, Danske Markets Inc, Deutsche Bank Securities HSBC, RBS, Santander, UBS Investment Bank, Wells Fargo, Apto Partners LLC, BB&T Capital Markets, BMO Capital Markets, Capital One Securities, CAVU Securities LLC, CL King & associates, Credit Suisse, Loop Capital Markets LLC, PNC Capital Markets LLC, SMBC Nikko, Banca IMI, Blaylock Beal Van LLC, Cabrera Capital Markets LLC, CastleOak Securities LP, CIBC, Credit Agricole CIB, Great Pacific Securities, Multi-Bank Securities, RBC Capital Markets, SunTrust Robinson Humphrey"
11/19/14 "Boardwalk Pipelines, LP (BWP 4.95% December 15, 2024)" "$345,870,000.00" "$13,573,915.00" 11/19/14 $98.82000 $98.82000 0.650% Yes No No No No Yes Yes Yes Yes Yes No Barclays  Yes "Barclays, Citigroup, JPMorgan, Deutsche Bank Securities, MUFG, Wells Fargo Securities, BB&T Capital Markets, BBVA, Fifth Third Securities, Goldman Sachs & Co, Mizuho Securities, Morgan Stanley, RBC Capital Markets, UBS Investment Bank"
11/20/14 "Suncor Energy Inc. (SUCN 3.60% December 1, 2024)" "$744,262,500.00" "$5,922,345.00" 11/20/14 $99.23500 $99.23500 0.650% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Morgan Stanley, Citigroup Global Markets Inc, HSBC Securities, BNP Paribas Securities Corp, RBS Securities Inc, CIBC World Markets Corp, DnB NOR Markets Inc, JPMorgan, Merrill Lynch, Mizuho Securities USA Inc, RBC Capital Markets LLC, Sumitomo Finance International Plc, TD Securities (USA) LLC"
11/24/14 "Raytheon Company (RTN 3.15% December 15, 2024)" "$298,131,000.00" "$6,195,162.00" 11/24/14 $99.37700 $99.37700 0.450% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, JPMorgan, Citigroup, Credit Suisse, Barclays, BNP Paribas, Credit Agricole CIB, Deutsche Bank Securities, Morgan Stanley, RBS, UBS Investment Bank, Wells Fargo Securities, ANZ Securities, BNY Mellon Capital Markets LLC, Lloyds Securities, Scotiabank"
12/01/14 "Cox Communications Inc. (COXENT 4.8% February 1, 2035) 144A" "$649,766,000" "$17,568,673" 12/01/14 $99.964 $99.964 0.88% No No No No Yes Yes Yes Yes Yes Yes No Barclays Capital Yes "Barclays Capital, Citigroup Global Markets, JPMorgan, Mizuho Securities, Morgan Stanley, Wells Fargo, BofA Merrill Lynch, PNC Capital Markets, RBC Capital Markets, RBS Securities Corp, SMBC Nikko Securities, Suntrust Robinson Humphrey, Deutsche Bank Securities, Fifth Third Bank, Goladman Sachs & Co., Scotia Capital"
12/04/15 "Becton, Dickinson and Company (BDX 2.675% December 15, 2019)" "$1,250,000,000" "$25,270,000" 12/04/15 $100.000 $100.000 0.60% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs and Company Yes "Goldman Sachs & Co, BNP Paribas, Citigroup, MUFG, JPMorgan, Morgan Stanley, Banca IMI, Mizuho Securities, BNY Mellon Capital Markets LLC, Standard Chartered Bank, The Williams Capital Group, LP, ING, Wells Fargo"
12/04/14 "Becton, Dickinson and Company (BDX 3.734% December 15, 2024)" "$1,750,000,000" "$15,573,000" 12/04/14 $100.000 $100.000 0.65% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs and Company Yes "Goldman Sachs & Co, BNP Paribas, Citigroup, MUFG, JPMorgan, Morgan Stanley, Banca IMI, Mizuho Securities, BNY Mellon Capital Markets LLC, Standard Chartered Bank, The Williams Capital Group, LP, ING, Wells Fargo"

B. Transactions involving a U.S. Bank affiliate as part of the underwriting syndicate
Date of Purchase Issuer (Company Name) Total Offering Principal Amount of Purchase Date of Public Offer Fund Price Paid Public Offering Price "Commission, spread or profit" Registered Public Offering? Government Securities? Municipal Securities? Foreign Offerings? Rule 144A Offering? Company Operational for 3 Years? Purchase price less than or equal Offering price? Firm Commitment Underwriting? "Fair Commission, spread or profit?" Fund's Purchase Represents Less Than 25% of Total Offering? Principal underwriter subject to Bridge Builder 10f-3 Procedures? Underwriter from whom purchased Principal Underwriter managing or participating in syndicate Name of Underwriters Purchased From (All members of syndicate)
10/20/14 Goldman Sachs "$2,500,000,000" "$10,000,000" 10/20/14 $99.445 $99.795 0.35% Y N N N N Y Y Y Y Y N Goldman Sachs Goldman Sachs "Goldman, Sachs & Co., Banca IMI S.p.A., BB&T Capital Markets, a division of BB&T Securities, LLC, BBVA Securities Inc., Capital One Securities, Inc., Credit Agricole Securities (USA) Inc., Danske Markets Inc., DBS Bank Ltd., Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc., nabSecurities, LLC, PNC Capital Markets LLC, RBC Capital Markets, LLC, Santander Investment Securities Inc., SMBC Nikko Securities America, Inc., Standard Chartered Bank, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc., Blaylock Beal Van, LLC, Drexel Hamilton, LLC, Mischler Financial Group, Inc., The Williams Capital Group, L.P.
"
10/02/14 "Enterprise Products Operating LLC (EPD 2.55% October 15, 2019)" "$799,848,000.00" "$18,729,441.00" 10/02/14 $99.98100 $99.98100 0.600% Yes No No No No Yes Yes Yes Yes Yes No Citigroup Yes "Citigroup, BofA Merrill Lynch, DNB Markets, JPMorgan, Morgan Stanley, RBS, Scotiabank, UBS Investment Bank, Barclays, Deutsche Bank Securities, SunTrust Robinson Humphrey, Mizuho Secuirties, Credit Suisse, MUFG, RBC Capital Markets, US Bancorp, Wells Fargo Securities, BBVA SMBC Nikko"
10/02/14 "Enterprise Products Operating LLC (EPD 3.75% February 15, 2025)" "$1,146,331,500.00" "$17,448,162.00" 10/02/14 $99.68100 $99.68100 0.650% Yes No No No No Yes Yes Yes Yes Yes No Citigroup Yes "Citigroup, BofA Merrill Lynch, DNB Markets, JPMorgan, Morgan Stanley, RBS, Scotiabank, UBS Investment Bank, Barclays, Deutsche Bank Securities, SunTrust Robinson Humphrey, Mizuho Secuirties, Credit Suisse, MUFG, RBC Capital Markets, US Bancorp, Wells Fargo Securities, BBVA SMBC Nikko"
10/02/14 "Enterprise Products Operating LLC (EPD 4.95% October 15, 2054)" "$393,424,000.00" "$10,092,309.00" 10/02/14 $98.35600 $98.35600 0.875% Yes No No No No Yes Yes Yes Yes Yes No Citigroup Yes "Citigroup, BofA Merrill Lynch, DNB Markets, JPMorgan, Morgan Stanley, RBS, Scotiabank, UBS Investment Bank, Barclays, Deutsche Bank Securities, SunTrust Robinson Humphrey, Mizuho Secuirties, Credit Suisse, MUFG, RBC Capital Markets, US Bancorp, Wells Fargo Securities, BBVA SMBC Nikko"
10/22/14 "Verizon Communications Inc. (VZ 3.00% November 1, 2021)" "$1,495,485,000.00" "$28,251,706.00" 10/22/14 $99.69900 $99.69900 0.400% Yes No No No No Yes Yes Yes Yes Yes No Wells Fargo Yes "JPMorgan, Morgan Stanley, Wells Fargo Securities, Citigroup, Deutsche Bank, Mizuho Securities, RBS, BNY Mellon Capital Markets LLC, CastleOak Securities LP, CL King & Associates, Drexel Hamilton, Lebenthal Capital Markets, Loop Capital Markets, US Bancorp"
10/22/14 "Verizon Communications Inc. (VZ 4.40% November 1, 2034)" "$2,481,900,000.00" "$41,887,523.00" 10/22/14 $99.27600 $99.27600 0.750% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "JPMorgan, Morgan Stanley, Wells Fargo Securities, Citigroup, Deutsche Bank, Mizuho Securities, RBS, BNY Mellon Capital Markets LLC, CastleOak Securities LP, CL King & Associates, Drexel Hamilton, Lebenthal Capital Markets, Loop Capital Markets, US Bancorp"
10/20/14 "Morgan Stanley (MS 3.70% October 23, 2024)" "$2,994,780,000.00" "$1,164,969.42" 10/20/14 $99.826 $99.826 0.450% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Morgan Stanley, Mitsubishi UFJ Securities,Capital One Southcoast Inc, Commerz Markets LLC, Drexel Hamilton, Fifth Third Securities, FTN Financial Securities Corp, ING Financial Markets LLC, Keybanc Capital Markets Inc, Lebenthal & Co, Lloyds Securities Inc, nabSecurities LLC, Natixis Securities Americas LLC, RB International Markets USA LLC, RBC Capital Markets LLC, RBS Securities Inc, Scotia Capital Inc, Skandinaviska Enskilda Banken AB, SunTrust Robinson Humphrey Inc, TD Securities, US Bancorp"
10/20/14 "The Goldman Sachs Group (GS 2.55% October 23, 2019)" "$2,494,875,000.00" "$945,058.65" 10/20/14 $99.795 $99.795 0.350% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs & Co Yes "Banca IMI, BBVA, Capital One Securities, Danske Markets Inc, nabSecurities LLC, RBC Capital Markets, SMBC Nikko, SunTrust Robinson Humphrey, Blaylock Beal Van LLC, Mischler Financial Group Inc, BB&T Capital Markets, BofA Merrill Lynch, Credit Agricole Securities Inc, DBS Bank Ltd, Mizuho Secuities, PNC Capital Markets LLC, Santander, Standard Chartered Bank, US Bancorp, Drexel Hamilton, The William Capital Group LP"
11/04/14 "Noble Energy Inc. (NBL 5.05% November 15, 2044)" "$843,752,500.00" "$19,891,713.00" 11/04/14 $99.26500 $99.26500 0.875% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, Barclays, Deutsche Bank Securities, HSBC, BNP Paribas, Wells Fargo Securities, BB&T Capital Markets, BBVA, BMO Capital Markets, CIBC, Citigroup, DNB Markets, Fifth Third Securities, JPMorgan, Lloyds Securities, MUFG, Mizuho Securities, Morgan Stanley, PNC Capital Markets LLC, RBC Capital Markets, Scotiabank, Societe Generale, SMBC Nikko, Standard Chartered Bank, TD Securities, US Bancorp"
11/06/14 "Walgreens Boots Alliance (WAG 3.3% November 18, 2021)" "$1,246,587,500.00" "$23,376,009.00" 11/06/14 $99.72700 $99.72700 0.400% Yes No No No No Yes Yes Yes Yes Yes No Deutsche Bank Yes "Goldman Sachs & Co, BofA Merrill Lynch, Deutsche Bank, Morgan Stanley, HSBC, JPMorgan, Wells Fargo, MUFG, RBS, Societe Generale, UniCredit Capital Markets, US Bancorp, Fifth Third Securities, Lloyds Securities, Mizuho Securities, SMBC Nikko, BB&T Capital Markets, Loop Capital Markets, Ramirez & Co, SunTrust Robinson Humphrey"
11/06/14 "Walgreens Boots Alliance (WAG 4.5% November 18, 2034)" "$496,675,000.00" "$19,322,644.00" 11/06/14 $99.33500 $99.33500 0.875% Yes No No No No Yes Yes Yes Yes Yes No Goldman Sachs & Co Yes "Goldman Sachs & Co, BofA Merrill Lynch, Deutsche Bank, Morgan Stanley, HSBC, JPMorgan, Wells Fargo, MUFG, RBS, Societe Generale, UniCredit Capital Markets, US Bancorp, Fifth Third Securities, Lloyds Securities, Mizuho Securities, SMBC Nikko, BB&T Capital Markets, Loop Capital Markets, Ramirez & Co, SunTrust Robinson Humphrey"
11/12/14 "Gilead Sciences Inc (GILD 3.50% February 1, 2025)" "$1,748,355,000.00" "$18,256,822.00" 11/12/14 $99.90600 $99.90600 0.450% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, JPMorgan, Barclays, HSBC, Goldman Sachs & Co, MUFG, Mizuho Securities, RBC Capital Markets, SMBC Nikko, US Bancorp, Wells Fargo, The Williams Capital Group LP"
11/13/14 "Macys Retail Holdings Inc (M 4.5% December 15, 2034)" "$544,170,000.00" "$5,859,227.00" 11/13/14 $98.94000 $98.94000 0.750% Yes No No No No Yes Yes Yes Yes Yes No Credit Suisse Yes "BofA Merrill Lynch, Credit Suisse, JPMorgan, Goldman Sachs & Co, US Bancorp, Wells Fargo, BNY Mellon Capital Markets LLC, Citigroup, Fifth Third Securities, Loop Capital Markets, MUFG, PNC Capital Markets LLC, Ramirez & Co Inc, Standard Chartered Bank, The Williams Capital Group LP"
11/17/14 "DTE Energy Company (DTE 2.4% December 1, 2019)" "$299,646,000.00" "$14,042,410.00" 11/17/14 $99.88200 $99.88200 0.600% Yes No No No No Yes Yes Yes Yes Yes No UBS Securities Yes "JPMorgan, RBS, UBS Investment Bank, Comerica Securities, Fifth Third Securities, SunTrust Robinson Humphrey, US Bancorp"
11/17/14 "Duke Energy Progress Inc (DUK 4.15% December 1, 2044)" "$498,290,000.00" "$6,776,744.00" 11/17/14 $99.65800 $99.65800 0.875% Yes No No No No Yes Yes Yes Yes Yes No Wells Fargo Yes "BNP Paribas, Goldman Sachs & Co, JPMorgan, MUFG, Wells Fargo, BNY Mellon Capital Markets LLC, Fifth Third Securities, KeyBanc Capital Markets, Loop Capital Markets, US Bancorp, Blaylock Beal Van LLC, CastleOak Securities LP"
11/21/14 "Caterpillar Financial Services Corporation (CAT 3.25% December 1, 2024)" "$249,725,000.00" "$8,690,430.00" 11/21/14 $99.89000 $99.89000 0.480% Yes No No No No Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, JPMorgan, RBS Securities, SG America Securities, BNY Mellon Capital Markets, Commerz Markets, Deutsche Bank Securities, HSBC Securties, ING Financial Markets, Lloyds Securties, RBC Capital Markets, TD Securities, US Bancorp"
11/12/14 "Sunoco Logistics Partner (SXL 4.25% April 1, 2024)" "$203,544,000.00" "$238,394.08" 11/12/14 $101.77200 $101.77200 0.650% Yes No No No No Yes Yes Yes Yes Yes No Wells Fargo Yes "Wells Fargo, RBC Capital Markets, US Bancorp, RBS, TD Securities, BBVA, Comerica Securities, DNB Markets, MUFG, Mizuho Securities, SunTrust Robinson Humphrey"
11/12/14 "Sunoco Logistics Partner (SXL 5.35% May 15, 2045)" "$794,648,000.00" "$628,765.23" 11/12/14 $99.33100 $99.33100 0.875% Yes No No No No Yes Yes Yes Yes Yes No Wells Fargo Yes "Wells Fargo, RBC Capital Markets, US Bancorp, RBS, TD Securities, BBVA, Comerica Securities, DNB Markets, MUFG, Mizuho Securities, SunTrust Robinson Humphrey"
12/01/14 "Medtronic Inc. (MDT 3.15% March 15, 2022 144A)" "$2,494,775,000" "$30,364,405" 12/01/14 $99.791 $99.791 0.40% No No No No Yes Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, Citigroup Global, Morgan Stanley, RBS Securities Corp, UBS Securities, HSBC Securities, Mizuho Securities USA, US Bancorp, Wells Fargo"
12/01/14 "Medtronic Inc. (MDT 4.375% March 15, 2035 144A)" "$2,477,925,000" "$43,245,738" 12/01/14 $99.117 $99.117 0.88% No No No No Yes Yes Yes Yes Yes Yes No BofA Merrill Lynch Yes "BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, Citigroup Global, Morgan Stanley, RBS Securities Corp, UBS Securities, HSBC Securities, Mizuho Securities USA, US Bancorp, Wells Fargo"
12/02/14 "DirecTV Holdings LLC/DirecTV Financing Co., Inc. (DTV 3.95% January 15, 2025)" "$1,191,756,000" "$20,440,602" 12/02/14 $99.313 $99.313 0.45% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Barclays, JPMorgan, Morgan Stanley, Santander, Deutsche Bank Securities, RBC Capital Markets, BBVA, BofA Merrill Lynch, Citigroup, Credit Agricole CIB, Credit Suisse, Goldman Sachs & Co, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS, SMBC Nikko, UBS, US Bancorp"
12/02/14 "Plains All American Pipeline LP/PAA Finance Corp. (PAA 2.6% December 15, 2019)" "$499,065,000" "$381,286" 12/02/14 $99.813 $99.813 0.60% Yes No No No No Yes Yes Yes Yes Yes No Barclays Capital Yes "Barclays, SunTrust Robinson Humphrey, Wells Fargo Securities, BBVA, RBC Capital Markets, SMBC Nikko, Deutsche Bank Securities, MUFG, Scotiabank, BMO Capital Markets, CIBC, Fifth Third Securities, ING, PNC Capital Markets, Regions Securities LLC, Societe Generale, US Bancorp"
12/02/14 "Plains All American Pipeline LP/PAA Finance Corp. (PAA 4.9% February 15, 2045)" "$649,194,000" "$873,915" 12/02/14 $99.876 $99.876 0.875% Yes No No No No Yes Yes Yes Yes Yes No Barclays Capital Yes "Barclays, SunTrust Robinson Humphrey, Wells Fargo Securities, BBVA, RBC Capital Markets, SMBC Nikko, Deutsche Bank Securities, MUFG, Scotiabank, BMO Capital Markets, CIBC, Fifth Third Securities, ING, PNC Capital Markets, Regions Securities LLC, Societe Generale, US Bancorp"
12/03/14 "Viacom Inc. (VIA 2.75% December 15, 2019)" "$399,944,000" "$148,979" 12/03/14 $99.986 $99.986 0.35% Yes No No No No Yes Yes Yes Yes Yes No Wells Fargo Yes "Morgan Stanley, RBC Capital Markets, Wells Fargo Securities, Mizuho Securities, SMBC Nikko, Lloyds Securities, US Bancorp, Banca IMI, BNY Mellon Capital Markets, Santander, The Williams Capital Group LP"
12/03/14 "Viacom Inc. (VIA 4.85% December 15, 2034)" "$597,258,000" "$155,287" 12/03/14 $99.543 $99.543 0.88% Yes No No No No Yes Yes Yes Yes Yes No Morgan Stanley Yes "Morgan Stanley, RBC Capital Markets, Wells Fargo Securities, Mizuho Securities, SMBC Nikko, Lloyds Securities, US Bancorp, Banca IMI, BNY Mellon Capital Markets, Santander, The Williams Capital Group LP"